SunAmerica Series Trust
Supplement to the Prospectus dated
February 28, 1997 The second paragraph
on page 31 of the Prospectus contained in the Polaris Variable Annuity prospectus for Anchor National Life Insurance Company, the second paragraph on page 34 of the Prospectus contained in the Polaris Variable Annuity prospectus for First SunAmerica Life
Insurance Company, and the second paragraph on page 33of the Prospectus contained in the Anchor Advisor Variable Annuity prospectus for
 Anchor National Life Insurance Company, under the subheading entitled "Portfolio Management" have been replaced by the following paragraph:

Stephen C. Fitzgerald and Andrew F. Wilson serve as co-portfolio managers of the Global
Bond Portfolio. Mr. Fitzgerald has served as co-portfolio manager since the inception date of July 1, 1993 and Mr. Wilson has served as co-portfolio manger since December 1, 1995.
Mr. Fitzgerald, a Vice President in the London office, joined GSAM-International in 1992.
Prior to 1992, he spent two years managing multi-currency, fixed-income and balanced portfolios at Invesco MIM Limited, where he was a senior member of the derivative products group. Mr. Wilson, a Vice President in the London office, joined GSAM-International in
December 1995.  Prior to joining GSAM-
International, Mr. Wilson spent two years as an Assistant Director of Rothschild Asset
Management, where he was responsible for economic and bond market forecasts for the U.S. and Canadian economies. Prior to his employment at Rothschild, Mr. Wilson spent one year as a Trading Manager at the Reserve
Bank of New Zealand, where he oversaw the bank's four portfolio managers. Prior to that he worked for two years as an Investments
Manager in the Foreign Exchange Division at the Bank of England.

The seventh paragraph on page 32 of the
Prospectus contained in the Polaris Variable
Annuity prospectus for Anchor National Life
Insurance Company, the third full paragraph on page 35 of the Prospectus contained in the Polaris Variable Annuity prospectus for First
SunAmerica Life Insurance Company, and the second paragraph on page 33 of the Prospectus contained in the Anchor Advisor Variable Annuity prospectus for Anchor National Life Insurance
Company, under the subheading entitled "Portfolio
Management" have been replaced by the following paragraph:

Ronald E. Gutfleish, G. Lee Anderson and Eileen
A. Aptman serve as co-portfolio managers of the equity portion of the Asset Allocation Portfolio.
Mr. Gutfleish has served in this capacity since
February 1, 1995. Mr. Anderson and Ms. Aptman have served as co-portfolio managers since December
1, 1996. Mr. Gutfleish is a Vice President of GSAM, which he joined in 1993. Prior to 1993, he was a principal of Sanford C. Bernstein & Co., Inc., in its Investment Management Research Department. Mr.
Anderson, is a Vice President of GSAM, which he joined in 1992. Ms. Aptman is a Vice President of GSAM, which she joined in 1993. Prior to 1993, she was an equity analyst at Delphi Management.

April 3, 1997